UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

ON Semiconductor Connectivity Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37927	33-1127317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o ON Semiconductor Corporation

5005 E. McDowell Road

Phoenix, Arizona 85008

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (602) 244-5226

Quantenna Communications, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	QTNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by ON Semiconductor Connectivity Solutions, Inc. (formerly known as Quantenna Communications, Inc.), a Delaware corporation (the “Company”), on March 27, 2019, the Company, ON Semiconductor Corporation, a Delaware corporation (“ON Semiconductor”), and Raptor Operations Sub, Inc., a Delaware corporation and a wholly owned subsidiary of ON Semiconductor (“Merger Subsidiary”), entered into an Agreement and Plan of Merger, dated March 27, 2019 (the “Merger Agreement”). On June 19, 2019, pursuant to the terms and conditions of the Merger Agreement, Merger Subsidiary was merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned subsidiary of ON Semiconductor (the “Surviving Corporation”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), outstanding immediately prior to the Effective Time (other than Company Common Stock held by (a) ON Semiconductor or its subsidiaries immediately prior to the Effective Time, and (b) the Company as treasury stock) was automatically canceled and converted into the right to receive $24.50 per share of Company Common Stock in cash, without interest (the “Merger Consideration”). In addition, at the Effective Time, (i) each option to purchase shares of Company Common Stock with an exercise price per share less than the Merger Consideration was canceled and converted into the right to receive the Merger Consideration, net of the applicable exercise price, and in the case of each unvested option, is payable at the times and subject to the contingencies specified in the Merger Agreement, (ii) each option to purchase shares of Company Common Stock with an exercise price per share equal to or greater than the Merger Consideration was canceled without payment, (iii) each vested restricted stock unit award was canceled and converted into the right to receive the Merger Consideration, and (iv) each unvested restricted stock unit award was canceled and converted into the right to receive the Merger Consideration, payable on the same vesting schedule that applied to such award, subject to certain conditions specified in the Merger Agreement.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2019, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of its intent to remove the shares of Company Common Stock from listing on Nasdaq and requested that Nasdaq suspend trading of the Company Common Stock and file a delisting application with the SEC to delist and deregister the shares of Company Common Stock. On June 19, 2019, Nasdaq filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the shares of Company Common Stock. In accordance with Nasdaq requirements, trading of the Company Common Stock was suspended immediately following the after-hours session at 8 p.m. Eastern time on June 18, 2019.

The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the shares of Company Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each share of Company Common Stock outstanding, other than Company Common Stock held by (a) ON Semiconductor or its subsidiaries immediately prior to the Effective Time, and (b) the Company as treasury stock, was cancelled and converted into the right to receive the Merger Consideration.

The information disclosed under Item 2.01, Item 3.01, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the consummation of the Merger, on June 19, 2019, a change in control of the Company occurred. As of the Effective Time, the Company became a wholly owned subsidiary of ON Semiconductor.

The information disclosed under Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, at the Effective Time, all of the members of the Company’s board of directors (which consisted of Dr. Sam Heidari, Glenda Dorchak, Edwin (Ned) B. Hooper III, Harold Hughes, Jack Lazar, John Scull and Mark A. Stevens) ceased to be directors of the Company and the sole director of Merger Subsidiary immediately prior to the Effective Time, Keith D. Jackson, became the only director of the Company as of the Effective Time. Immediately following the Effective Time, each of Mr. Jackson, Bernard Gutmann and George H. Cave became members of the board of directors of the Company.

In accordance with the terms of the Merger Agreement, each of the officers of the Company at the Effective Time remained as officers of the Company. Such officers include Dr. Heidari (the Company’s Chairman and Chief Executive Officer), Sean Sobers (the Company’s Chief Financial Officer) and David Carroll (the Company’s Senior Vice President, Worldwide Sales). Immediately following the Effective Time, such officers were removed as officers of the Company by the board of directors of the Company and, following such removal, Mr. Jackson was appointed as the President and Chief Executive Officer of the Company and Mr. Gutmann was appointed as Chief Financial Officer.

The employment of each of Dr. Heidari, Mr. Sobers and Mr. Carroll with the Company terminated effective as of June 19, 2019.

The newly appointed directors and officers of the Company are existing executive officers or employees of ON Semiconductor.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, (i) the Company’s certificate of incorporation was amended and restated to read in its entirety as set forth in an exhibit to the Merger Agreement and (ii) the Company’s bylaws were amended and restated to be the bylaws of Merger Subsidiary in effect immediately prior to the Effective Time. Pursuant to the amended and restated certificate of incorporation, the Company changed its legal name from “Quantenna Communications, Inc.” to “ON Semiconductor Connectivity Solutions, Inc.”

The certificate of incorporation and bylaws as so amended and restated are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 27, 2019, among ON Semiconductor Connectivity Solutions, Inc. (formerly known as Quantenna Communications, Inc.), ON Semiconductor Corporation, and Raptor Operations Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed March 27, 2019)*

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

* Certain schedules have been omitted and the Company agrees to furnish supplementally to the SEC a copy of any omitted schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CONNECTIVITY SOLUTIONS, INC. (F/K/A QUANTENNA COMMUNICATIONS, INC.)

Date: June 19, 2019	By:	/s/ Bernard Gutmann
	Name:	Bernard Gutmann
	Title:	Chief Financial Officer